                                                                    Exhibit 10.2

                          GUARANTOR SECURITY AGREEMENT

      This GUARANTOR SECURITY AGREEMENT (this "AGREEMENT"), dated as of February
3, 2006, is made among the Grantors listed on the signature pages hereof and those additional entities that hereafter become parties hereto by executing the form of Supplement attached hereto as ANNEX 1 (collectively, jointly and severally, "GRANTORS" and each individually "GRANTOR"), and Christiana Corporate
Services, Inc., a Delaware corporation, in its capacity as administrative agent for the Holders (together with its successors and assigns in such capacity,
"AGENT").

      WHEREAS, pursuant to the Securities Purchase Agreement (the "Purchase
Agreement") dated as of October 31, 2005, among RelationServe Media, Inc.
("RSM"), SendTec Acquisition Corp. ("STAC") and the purchasers party thereto, and the Senior Secured Convertible Debentures (the "Debentures") issued by STAC pursuant to the Purchase Agreement, the Holders have severally agreed to extend the loans evidenced by the Debentures (the "Loans") to STAC;

      WHEREAS, the Grantors recognize that, as of the Consolidation Date, the
Loans will benefit STAC, RSM, as well as all the Subsidiaries of RSM;

      WHEREAS, pursuant to the Purchase Agreement, Agent has agreed to act as agent for the benefit of the Holders in connection with this Agreement; and

      WHEREAS, in consideration of the Loans, and in consideration of any other financial accommodations heretofore or hereafter extended by the Holders to RSM,
STAC or any of their respective Subsidiaries, whether pursuant to the Purchase
Agreement or the other Financing Documents, (i) Grantors have agreed to jointly and severally guarantee the obligations owed by STAC or any other Grantor to
Agent or any Holder under the Purchase Agreement, the Debentures or any other
Financing Document (as defined below), pursuant to the Guaranty (as defined below), and (ii) Grantors have agreed to grant a continuing security interest in and to the Collateral in order to secure the prompt and complete payment, observance and performance of all Obligations of Grantors (including, without limitation, any interest, fees or expenses that accrue after the filing of an
Insolvency Proceeding, regardless of whether allowed or allowable in whole or in part as a claim in any Insolvency Proceeding), plus reasonable attorneys fees and expenses if the obligations represented thereunder are collected by law, through an attorney-at-law, or under advice therefrom (the "SECURED
OBLIGATIONS"), by the granting of the security interests contemplated by this
Agreement.

      NOW, THEREFORE, for and in consideration of the recitals made above and other good and valuable consideration, the receipt, sufficiency and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

      1. DEFINED TERMS. (a) In addition to those terms defined elsewhere in this
Agreement, as used in this Agreement, the following terms shall have the following meanings:

      "ACCOUNT" means an account (as that term is defined in the Code).

      "ACCOUNT DEBTOR" means any Person who is obligated on an Account, chattel paper, or a general intangible.

      "ADDITIONAL GUARANTY" has the meaning set forth in SECTION 24.

      "AGENT" has the meaning set forth in the preamble hereto.

      "AGENT'S ACCOUNT" means the Deposit Account of Agent identified on
SCHEDULE A-1.

      "AGREEMENT" has the meaning set forth in the preamble hereto.

      "BANKRUPTCY CODE" means Title 11 of the United States Code as in effect from time to time or any similar legislation in a relevant jurisdiction.

      "BOOKS" has the meaning set forth in SECTION 2.

      "BUSINESS DAY" means any day that is not a Saturday, Sunday, or other day on which banks are authorized or required to close in the State of New York.

      "CHATTEL PAPER" has the meaning set forth in SECTION 2.

      "CLOSING DATE" has the meaning set forth in the Purchase Agreement.

      "CODE" means the New York Uniform Commercial Code, as in effect from time to time; PROVIDED, HOWEVER, that in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection, priority, or remedies with respect to Agent's Lien on any Collateral is governed by the
Uniform Commercial Code as enacted and in effect in a jurisdiction other than the State of New York, the term "Code" shall mean the Uniform Commercial Code as enacted and in effect in such other jurisdiction solely for purposes of the provisions thereof relating to such attachment, perfection, priority, or remedies.

      "COLLATERAL" has the meaning set forth in SECTION 2.

      "COLLATERAL ACCESS AGREEMENT" means a landlord waiver, bailee letter, or acknowledgement agreement of any lessor, warehouseman, processor, consignee, or other Person in possession of, having a Lien upon, or having rights or interests in a Grantor's books and records, Equipment, or Inventory, in each case, in form and substance satisfactory to Agent.

      "COMMERCIAL TORT CLAIMS" has the meaning set forth in SECTION 2.

      "CONTROL AGREEMENT" means a control agreement, in form and substance satisfactory to Agent, executed and delivered by the relevant Grantor or
Grantors and the applicable securities intermediary (with respect to a
Securities Account) or bank (with respect to a Deposit Account).

                                        2

      "COPYRIGHTS" means all of the following now owned or hereafter adopted or acquired by a Grantor: copyrights and copyright registrations, including, without limitation, the copyright registrations and recordings thereof and all applications in connection therewith listed on SCHEDULE 1 attached hereto and made a part hereof, and (i) all restorations, reversions, renewals or extensions thereof, (ii) all income, royalties, damages and payments now and hereafter due and/or payable under and with respect thereto, including, without limitation, payments under all licenses entered into in connection therewith and damages and payments for past or future infringements thereof, (iii) the right to sue for past, present and future infringements thereof, and (iv) all of each Grantor's rights corresponding thereto throughout the world.

      "COPYRIGHT SECURITY AGREEMENT" means each Copyright Security Agreement among Grantors, or any of them, and Agent, for the benefit of the Holders, in substantially the form of EXHIBIT A attached hereto.

      "DEBENTURES" has the meaning set forth in the recitals hereto.

      "DEPOSIT ACCOUNT" means a deposit account (as that term is defined in the
Code).

      "DOLLARS" or "$" means United States dollars.

      "EQUIPMENT" means equipment (as that term is defined in the Code).

      "EVENT OF DEFAULT" has the meaning set forth in SECTION 16.

      "FINANCING DOCUMENTS" means this Agreement, the STAC Security Agreement, the Purchase Agreement, the Debentures, the Guaranty, and any other instruments, agreements or other documents executed in connection herewith or therewith.

      "GENERAL INTANGIBLES" has the meaning set forth in SECTION 2.

      "GOVERNING DOCUMENTS" means, with respect to any Person, the certificate or articles of incorporation, by-laws, or other organizational documents of such
Person.

      "GOVERNMENTAL AUTHORITY" means any federal, state, local, or other governmental or administrative body, instrumentality, board, department, or agency or any court, tribunal, administrative hearing body, arbitration panel, commission, or other similar governmental dispute-resolving panel or body

      "GRANTOR" and "GRANTORS" have the meanings set forth in the preamble hereto.

      "GRANTOR TRADE SECRETS" has the meaning set forth in SECTION 5(DD).

      "GUARANTY" means the General Continuing Guaranty dated as of the date hereof, delivered by the guarantors party thereto in favor of the Agent and the
Holders.

      "HOLDERS" means the holders of the Debentures from time to time, their endorsees, transferees and assigns.

      "INSOLVENCY PROCEEDING" means any proceeding commenced by or against any
Person under any provision of the Bankruptcy Code or under any other state or federal bankruptcy or insolvency law, assignments for the benefit of creditors, formal or informal moratoria, compositions, extensions generally with creditors, or proceedings seeking reorganization, arrangement, or other similar relief and including the appointment of a trustee, receiver, administrative receiver, administrator or similar officer.

      "INTELLECTUAL PROPERTY" means any and all Intellectual Property Licenses,
Patents, Copyrights, Trademarks, the goodwill associated with such Trademarks, trade secrets and customer lists.

      "INTELLECTUAL PROPERTY LICENSES" means rights under any written agreement to which a Grantor is a party, granting any right or interest in any patent, trademark, copyright or other intellectual property, including software license agreements with any other party, whether the applicable Grantor is a licensee or licensor under any such license agreement, including, without limitation, the license agreements listed on SCHEDULE 2 attached hereto and made a part hereof, and the right to use the foregoing in connection with the enforcement of the
Holders' rights under the Financing Documents, including, without limitation, the right to prepare for sale and sell any and all Inventory and Equipment now or hereafter owned by any Grantor and now or hereafter covered by such licenses.

      "INVENTORY" means inventory (as that term is defined in the Code).

      "INVESTMENT RELATED PROPERTY" means (i) investment property (as that term is defined in the Code), and (ii) all of the following regardless of whether classified as investment property under the Code: all Pledged Interests, Pledged
Operating Agreements, and Pledged Partnership Agreements.

      "LIEN" means any interest in an asset securing an obligation owed to, or a claim by, any Person other than the owner of the asset, irrespective of whether
(a) such interest is based on the common law, statute, or contract, (b) such interest is recorded or perfected, and (c) such interest is contingent upon the occurrence of some future event or events or the existence of some future circumstance or circumstances. Without limiting the generality of the foregoing, the term "Lien" includes the lien or security interest arising from a mortgage, deed of trust, encumbrance, notice of Lien, levy or assessment, pledge, hypothecation, assignment, deposit arrangement, security agreement, conditional sale or trust receipt, or from a lease, consignment, or bailment for security purposes and also includes reservations, exceptions, encroachments, easements, rights-of-way, covenants, conditions, restrictions, leases, and other title exceptions and encumbrances affecting Real Property.

      "LOANS" has the meaning set forth in the recitals hereto.

      "MORTGAGES" means, individually and collectively, one or more mortgages, deeds of trust, or deeds to secure debt, executed and delivered by a Grantor in favor of Agent, in form and substance satisfactory to Agent, that encumber the
Real Property Collateral.

      "NEGOTIABLE COLLATERAL" has the meaning set forth in SECTION 2.

      "OBLIGATIONS" means all loans, advances, debts, principal, interest
(including any interest that accrues after the commencement of an Insolvency
Proceeding regardless of whether allowed or allowable in whole or in part as a claim in any such Insolvency Proceeding), premiums, liabilities, obligations
(including indemnification obligations), fees, charges, costs, lease payments, guaranties, covenants, and duties of any kind and description owing by Grantors to the Holders and the Agent pursuant to or evidenced by the Financing Documents and irrespective of whether for the payment of money, whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, and including all interest not paid when due and all other amounts that Grantors are required to pay or reimburse by the Financing
Documents, by law, or otherwise. Any reference to the Obligations shall include all or any portion thereof and any extensions, modifications, renewals, or alterations thereof, both prior and subsequent to any Insolvency Proceeding.

      "PATENTS" means all of the following now owned or hereafter adopted or acquired by a Grantor: patents and patent applications, including, without limitation, the patents and patent applications listed on SCHEDULE 3 attached hereto and made a part hereof, and (i) all reissues, continuations, continuations-in-part, substitutes, extensions or renewals thereof, and improvements thereon, (ii) all income, royalties, damages and payments now and hereafter due and/or payable under and with respect thereto, including, without limitation, payments under all licenses entered into in connection therewith and damages and payments for past or future infringements thereof, (iii) the right to sue for past, present and future infringements thereof, and (iv) all of each
Grantor's rights corresponding thereto throughout the world.

      "PATENT SECURITY AGREEMENT" means each Patent Security Agreement among
Grantors, or any of them, and Agent, for the benefit of the Holders, in substantially the form of EXHIBIT B attached hereto.

      "PERFECTION CERTIFICATE" means the perfection certificate completed and delivered by Grantors and made part of this Agreement as SCHEDULE 9.

      "PERMITTED LIENS" means (a) Liens held by Agent to secure the Obligations,
(b) Liens for unpaid taxes, assessments, or other governmental charges or levies that are not yet delinquent, (c) judgment Liens that do not constitute an Event of Default, (d) the interests of lessors under operating leases, (e) purchase money Liens and so long as such Lien attaches only to the asset purchased or acquired and the proceeds thereof, (f) Liens arising by operation of law in favor of warehousemen, landlords, carriers, mechanics, materialmen, laborers, or suppliers, incurred in the ordinary course of any Grantor's business and not in connection with the borrowing of money, and which Liens are for sums not yet delinquent, (g) Liens on amounts deposited in connection with obtaining worker's compensation or other unemployment insurance, (h) Liens on amounts deposited in connection with the making or entering into of bids, tenders, or leases in the ordinary course of business and not in connection with the borrowing of money,
(i) Liens on amounts deposited as security for surety or appeal bonds in connection with obtaining such bonds in the ordinary course of business, (j)
with respect to any Real Property, easements, rights of way, and zoning restrictions that do not materially interfere with or impair the use or operation thereof, and (k) non-exclusive licenses or sublicenses granted to other Persons for fair market value consideration in the ordinary course of business and not materially interfering with the conduct of the business of any
Grantor.

      "PERSON" means natural persons, corporations, limited liability companies, limited partnerships, general partnerships, limited liability partnerships, joint ventures, trusts, land trusts, business trusts, or other organizations, irrespective of whether they are legal entities, and governments and agencies and political subdivisions thereof.

      "PLEDGED COMPANIES" means each Person listed on SCHEDULE 4 hereto as a
"Pledged Company," together with each other Person, all or a portion of whose
Stock is acquired or otherwise owned by a Grantor after the Closing Date.

      "PLEDGED INTERESTS" means all of each Grantor's right, title and interest in and to all of the Stock now or hereafter owned by such Grantor, regardless of class or designation, including, without limitation, in each of the Pledged
Companies, and all substitutions therefor and replacements thereof, all proceeds thereof and all rights relating thereto, including, without limitation, any certificates representing the Stock, the right to request after the occurrence and during the continuation of an Event of Default that such Stock be registered in the name of Agent or any of its nominees, the right to receive any certificates representing any of the Stock and the right to require that such certificates be delivered to Agent together with undated powers or assignments of investment securities with respect thereto, duly endorsed in blank by such
Grantor, all warrants, options, share appreciation rights and other rights, contractual or otherwise, in respect thereof and of all dividends, distributions of income, profits, surplus, or other compensation by way of income or liquidating distributions, in cash or in kind, and cash, instruments, and other property from time to time received, receivable, or otherwise distributed in respect of or in addition to, in substitution of, on account of, or in exchange for any or all of the foregoing.

      "PLEDGED INTERESTS ADDENDUM" means a Pledged Interests Addendum substantially in the form of EXHIBIT C to this Agreement.

      "PLEDGED NOTES" has the meaning set forth in SECTION 5(AA).

      "PLEDGED OPERATING AGREEMENTS" means all of each Grantor's rights, powers, and remedies under the limited liability company operating agreements of the
Pledged Companies that are limited liability companies, if any.

      "PLEDGED PARTNERSHIP AGREEMENTS" means all of each Grantor's rights, powers, and remedies under the partnership agreements of each of the Pledged
Companies that are partnerships, if any.

      "PROCEEDS" has the meaning set forth in SECTION 2.

      "PURCHASE AGREEMENT" has the meaning set forth in the recitals hereto.

      "REAL PROPERTY" means any fee estates in real property now owned or hereafter acquired by Grantors and the improvements thereto.

      "REAL PROPERTY COLLATERAL" means the Real Property identified on SCHEDULE
7 and any Real Property hereafter acquired by any Grantor.

      "RECORD" means information that is inscribed on a tangible medium or which is stored in an electronic or other medium and is retrievable in perceivable form.

      "REQUIRED HOLDERS" means the holders of 75% of the principal amount then outstanding of the Debentures; PROVIDED, HOWEVER, that so long as LB I Group
Inc. owns any Debentures, such holders must include LB I Group Inc.

      "RSM" means RelationServe Media, Inc., a Delaware corporation.

      "SEC" means the United States Securities and Exchange Commission and any
successor thereto.

      "SECURED OBLIGATIONS" has the meaning set forth in the recitals hereto.

      "SECURITY INTEREST" has the meaning set forth in SECTION 2.

      "SECURITIES ACCOUNT" means a securities account (as that term is defined in the Code).

      "SENDTEC" means SendTec, Inc., a Florida corporation.

      "SOLVENT" means, with respect to any Person on a particular date, that such Person is not insolvent (as such term is defined in the Uniform Fraudulent
Transfer Act).

      "STAC" means SendTec Acquisition Corp., a Delaware corporation.

      "STAC SECURITY AGREEMENT" means the STAC Security Agreement dated as of
October 31, 2005, among STAC, the other grantors party thereto and the Agent.

      "STOCK" means all shares, options, warrants, interests, participations, or other equivalents (regardless of how designated) of or in a Person, whether voting or nonvoting, including common stock, preferred stock, or any other
"equity security" (as such term is defined in Rule 3a11-1 of the General Rules and Regulations promulgated by the SEC under the Securities Exchange Act of
1934, as in effect from time to time).

      "SUBSIDIARY" of a Person means a corporation, partnership, limited liability company, or other entity in which that Person directly or indirectly owns or controls the shares of Stock having ordinary voting power to elect a majority of the board of directors (or appoint other comparable managers) of such corporation, partnership, limited liability company, or other entity.

      "SUPPORTING OBLIGATIONS" has the meaning set forth in SECTION 2.

      "THEGLOBE.COM" means theglobe.com, inc., a Delaware corporation.

      "TRADEMARKS" means all of the following now owned or hereafter adopted or acquired by a Grantor: trademarks, trade names, registered trademarks, trademark applications, service marks, registered service marks and service mark applications, including, without limitation, the trade names, registered trademarks, trademark applications, registered service marks and service mark applications listed on SCHEDULE 5 attached hereto and made a part hereof, and
(i) all extensions, modifications and renewals thereof, (ii) all income, royalties, damages and payments now and hereafter due and/or payable under and with respect thereto, including, without limitation, payments under all licenses entered into in connection therewith and damages and payments for past or future infringements or dilutions thereof, (iii) the right to sue for past, present and future infringements and dilutions thereof, (iv) the goodwill of each Grantor's business symbolized by the foregoing and connected therewith, and (v) all of each Grantor's rights corresponding thereto throughout the world.

      "TRADEMARK SECURITY AGREEMENT" means each Trademark Security Agreement among Grantors, or any of them, and Agent, for the benefit of the Holders, in substantially the form of EXHIBIT D attached hereto.

      "URL" means "uniform resource locator," an internet web address.

            (b) CODE. Any terms used in this Agreement that are defined in the
Code shall be construed and defined as set forth in the Code unless otherwise defined herein; PROVIDED, HOWEVER, that to the extent that the Code is used to define any term herein and such term is defined differently in different
Articles of the Code, the definition of such term contained in Article 9 shall govern.

            (c) CONSTRUCTION. Unless the context of this Agreement or any other
Financing Document clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, the terms
"includes" and "including" are not limiting, and the term "or" has, except where otherwise indicated, the inclusive meaning represented by the phrase "and/or."
The words "hereof," "herein," "hereby," "hereunder," and similar terms in this
Agreement or any other Financing Document refer to this Agreement or such other
Financing Document, as the case may be, as a whole and not to any particular provision of this Agreement or such other Financing Document, as the case may
be. Section, subsection, clause, schedule, and exhibit references herein are to this Agreement unless otherwise specified. Any reference in this Agreement or in the other Financing Documents to any agreement, instrument, or document shall include all alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements, thereto and thereof, as applicable (subject to any restrictions on such alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements set forth herein). Any reference herein to the satisfaction or repayment in full of the Obligations shall mean the repayment in full in cash of all Obligations other than contingent indemnification Obligations. Any reference herein to any Person shall be construed to include such Person's successors and assigns. Any requirement of a writing contained herein or in the other Financing Documents shall be satisfied by the transmission of a Record and any Record transmitted shall constitute a representation and warranty as to the accuracy and completeness of the information contained therein.

      2. GRANT OF SECURITY. Each Grantor hereby unconditionally grants, assigns and pledges to Agent (and its agents and designees), for the benefit of the
Holders, a continuing security interest in all personal property of such Grantor whether now owned or hereafter acquired or arising and wherever located
(hereinafter referred to as the "SECURITY INTEREST"), including, without limitation, such Grantor's right, title, and interest in and to the following, whether now owned or hereafter acquired or arising and wherever located (the
"COLLATERAL"):

            (a) all of such Grantor's Accounts;

            (b) all of such Grantor's books and records (including all of its
Records indicating, summarizing, or evidencing its assets (including the
Collateral) or liabilities, all of its Records relating to its business operations or financial condition, and all of its goods or General Intangibles related to such information) ("BOOKS");

            (c) all of such Grantor's chattel paper (as that term is defined in the Code) and, in any event, including, without limitation, tangible chattel paper and electronic chattel paper ("CHATTEL PAPER");

            (d) all of such Grantor's interest with respect to any Deposit
Account;

            (e) all of such Grantor's Equipment and fixtures;

            (f) all of such Grantor's general intangibles (as that term is defined in the Code) and, in any event, including, without limitation, payment intangibles, contract rights, rights to payment, rights arising under common law, statutes, or regulations, choses or things in action, goodwill (including the goodwill associated with any Trademark, Patent, or Copyright), Patents,
Trademarks, Copyrights, URLs and domain names, industrial designs, other industrial or Intellectual Property or rights therein or applications therefor, whether under license or otherwise, rights in programs, programming materials, blueprints, drawings, purchase orders, customer lists, monies due or recoverable from pension funds, route lists, rights to payment and other rights under any royalty or licensing agreements, including Intellectual Property Licenses, infringement claims, rights in computer programs, information contained on computer disks or tapes, software, literature, reports, catalogs, pension plan refunds, pension plan refund claims, insurance premium rebates, tax refunds, and tax refund claims, uncertificated securities, and any other personal property other than Commercial Tort Claims, money, Accounts, Chattel Paper, Deposit
Accounts, goods, Investment Related Property, Negotiable Collateral, and oil,
gas, or other minerals before extraction ("GENERAL INTANGIBLES");

            (g) all of such Grantor's Inventory;

            (h) all of such Grantor's Investment Related Property;

            (i) all of such Grantor's letters of credit, letter of credit rights, instruments, promissory notes, drafts, and documents (as such terms may be defined in the Code) ("NEGOTIABLE COLLATERAL");

            (j) all of such Grantor's rights in respect of supporting
obligations (as such term is defined in the Code), including letters of credit and guaranties issued in support of Accounts, Chattel Paper, documents, General
Intangibles, instruments, or Investment Related Property ("SUPPORTING
OBLIGATIONS");

            (k) all of such Grantor's interest with respect to any commercial tort claims (as that term is defined in the Code), including, without limitation those commercial tort claims listed on SCHEDULE 6 attached hereto ("COMMERCIAL
TORT CLAIMS");

            (l) all of such Grantor's money, cash equivalents, or other assets of such Grantor that now or hereafter come into the possession, custody, or control of Agent (or its agent or designee) or any Holder;

            (m) all of the proceeds and products, whether tangible or
intangible, of any of the foregoing, including proceeds of insurance or commercial tort claims covering or relating to any or all of the foregoing, and any and all Accounts, Books, Chattel Paper, Deposit Accounts, Equipment, General
Intangibles, Inventory, Investment Related Property, Negotiable Collateral,
Supporting Obligations, Commercial Tort Claims, money, or other tangible or intangible property resulting from the sale, lease, license, exchange, collection, or other disposition of any of the foregoing, the proceeds of any award in condemnation with respect to any of the property of Grantors, any rebates or refunds, whether for taxes or otherwise, and all proceeds of any such proceeds, or any portion thereof or interest therein, and the proceeds thereof, and all proceeds of any loss of, damage to, or destruction of the above, whether insured or not insured, and, to the extent not otherwise included, any indemnity, warranty, or guaranty payable by reason of loss or damage to, or otherwise with respect to any of the foregoing Collateral (the "PROCEEDS").
Without limiting the generality of the foregoing, the term "Proceeds" includes whatever is receivable or received when Investment Related Property or proceeds are sold, exchanged, collected, or otherwise disposed of, whether such disposition is voluntary or involuntary, and includes, without limitation, proceeds of any indemnity or guaranty payable to any Grantor or Agent from time to time with respect to any of the Investment Related Property.

Notwithstanding the foregoing, "Collateral" shall not include any rights or interests in any lease, license, contract, or agreement, as such, if under the terms of such lease, license, contract, or agreement, or applicable law with respect thereto, the valid grant of a security interest or lien therein to Agent is prohibited and such prohibition has not been or is not waived or the consent of the other party to such lease, license, contract, or agreement has not been or is not otherwise obtained or under applicable law such prohibition cannot be waived; provided, that the foregoing exclusion shall in no way be (i) construed to apply if any such prohibition would be rendered ineffective under the Code or other applicable law (including the Bankruptcy Code) or principles of equity,
(ii) construed so as to limit, impair or otherwise affect Agent's unconditional continuing security interests in and liens upon any rights or interests of
Grantors in or to the proceeds thereof, including monies due or to become due under any such lease, license, contract, or agreement (including any Accounts), or (iii) construed to apply at such time as the condition causing such prohibition shall be remedied and, to the extent severable, "Collateral" shall include any portion of such lease, license, contract, or agreement that does not result in such prohibition; and provided, further, that each Grantor shall use commercially reasonable efforts to obtain consents with respect to leases, licenses, contracts and agreements that are material to such Grantor's business pursuant to commercially reasonable terms for the grant of a security interest or lien over such leases, licenses, contracts, or agreements.

      3. SECURITY FOR SECURED OBLIGATIONS. This Agreement and the Security
Interest created hereby secures the payment and performance of all the Secured

                                       10

Obligations, whether now existing or arising hereafter. Without limiting the generality of the foregoing, this Agreement secures the payment of all amounts which constitute part of the Obligations and would be owed by Grantors, or any of them, to Agent, the Holders or any of them, but for the fact that they are unenforceable or not allowable due to the existence of an Insolvency Proceeding involving any Grantor.

      4. GRANTORS REMAIN LIABLE. Anything herein to the contrary notwithstanding, (a) each of the Grantors shall remain liable under the contracts and agreements included in the Collateral, including, without limitation, the Pledged Operating Agreements and the Pledged Partnership
Agreements, to perform all of the duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by Agent or any Holder of any of the rights hereunder shall not release any Grantor from any of its duties or obligations under such contracts and agreements included in the
Collateral, and (c) none of the Agent or the Holders shall have any obligation or liability under such contracts and agreements included in the Collateral by reason of this Agreement, nor shall any of the Agent or the Holders be obligated to perform any of the obligations or duties of any Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder. Until an Event of Default shall occur and be continuing, except as otherwise provided in this Agreement or any other Financing Document, Grantors shall have the right to possession and enjoyment of the Collateral for the purpose of conducting the ordinary course of their respective businesses, subject to and upon the terms hereof and the other Financing Documents. Without limiting the generality of the foregoing, it is the intention of the parties hereto that record and beneficial ownership of the Pledged Interests, including, without limitation, all voting, consensual, and dividend rights, shall remain with the applicable Grantor until the occurrence of an Event of Default and until Agent shall notify the applicable Grantor of Agent's exercise of voting, consensual, and/or dividend rights with respect to the Pledged Interests pursuant to SECTION 15 hereof.

      5. REPRESENTATIONS AND WARRANTIES. Each Grantor hereby represents and warrants as follows, for the benefit of Agent and the Holders:

            (a) Each material item of Equipment of such Grantor is used or held for use in its business and is in good working order, ordinary wear and tear and damage by casualty excepted.

            (b) The Inventory and Equipment (other than vehicles or Equipment out for repair) of such Grantor are not stored with a bailee, warehouseman, or similar party and are located only at, or in-transit between, the locations identified on the Perfection Certificate (as such Perfection Certificate may be updated pursuant to SECTION 6(O)).

            (c) The jurisdiction of organization of such Grantor is set forth on the Perfection Certificate (which RSM may amend from time to time solely to reflect new Subsidiaries formed in accordance with SECTION 24).

            (d) The chief executive office of each Grantor is located at the address indicated on the Perfection Certificate (as such Perfection Certificate may be updated pursuant to SECTION 6(o)).

                                       11

            (e) Such Grantor's organizational identification number, if any, is identified on the Perfection Certificate (which RSM may amend from time to time solely to reflect new Subsidiaries formed in accordance with SECTION 24).

            (f) As of the Closing Date, Grantors do not hold any commercial tort claims, except as set forth on SCHEDULE 6.

            (g) Each Grantor is duly organized and existing and in good standing under the laws of the jurisdiction of its organization and qualified to do business in any state where it conducts business.

            (h) Set forth on the Perfection Certificate (which RSM may amend from time to time solely to reflect new Subsidiaries formed in accordance with
SECTION 24) is a complete and accurate list of Grantors' direct and indirect
Subsidiaries, showing: (i) the jurisdiction of their organization, (ii) the number of shares of each class of common and preferred Stock authorized for each of such Subsidiaries, and (iii) the number and the percentage of the outstanding shares of each such class owned directly or indirectly by the applicable
Grantor. All of the outstanding capital Stock of each such Subsidiary has been validly issued and is fully paid and non-assessable.

            (i) The execution, delivery, and performance by each Grantor of this
Agreement and the other Financing Documents to which it is a party have been duly authorized by all necessary action on the part of such Grantor.

            (j) The execution, delivery, and performance by each Grantor of this
Agreement and the other Financing Documents to which it is a party do not and will not (i) violate any provision of federal, state, or local law or regulation applicable to any Grantor, the Governing Documents of any Grantor, or any order, judgment, or decree of any court or other Governmental Authority binding on any
Grantor, (ii) conflict with, result in a breach of, or constitute (with due notice or lapse of time or both) a default under any material contractual obligation of any Grantor, (iii) result in or require the creation or imposition of any Lien of any nature whatsoever upon any properties or assets of any
Grantor, other than Permitted Liens, or (iv) require any approval of any
Grantor's shareholders or any approval or consent of any Person under any material contractual obligation of any Grantor, other than consents or approvals that have been obtained and that are still in force and effect.

            (k) Other than (i) the filing of financing statements, (ii) the recording of the Copyright Security Agreement in the United States Copyright
Office and the recording of the Patent Security Agreement and the Trademark
Security Agreement in the United States Patent and Trademark Office, and (iii)
the recordation of the Mortgages (if any), the execution, delivery, and performance by each Grantor of this Agreement and the other Financing Documents to which it is a party do not and will not require any registration with, consent, or approval of, or notice to, or other action with or by, any
Governmental Authority, other than consents or approvals that have been obtained and that are still in force and effect.

            (l) This Agreement and the other Financing Documents to which each
Grantor is a party, and all other documents contemplated hereby and thereby,

                                       12

when executed and delivered by such Grantor will be the legally valid and binding obligations of such Grantor, enforceable against such Grantor in accordance with their respective terms, except as enforcement may be limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or limiting creditors' rights generally.

            (m) The Agent's Liens are validly created, perfected, and first priority Liens, subject only to Permitted Liens.

            (n) Each Grantor is Solvent.

            (o) No transfer of property is being made by any Grantor and no obligation is being incurred by any Grantor in connection with the transactions contemplated by this Agreement or the other Financing Documents with the intent to hinder, delay, or defraud either present or future creditors of any Grantor.

            (p) Each Grantor enjoys peaceful and undisturbed possession under all leases material to its business and to which it is a party or under which it is operating and all of such material leases are valid and subsisting and no material default by Grantors exists under any of them.

            (q) Set forth on the Perfection Certificate is a list of all of
Grantors' Deposit Accounts and Securities Accounts, including, with respect to each bank or securities intermediary, (a) the name and address of such Person, and (b) the account numbers of the Deposit Accounts or Securities Accounts maintained with such Person.

            (r) All factual information (taken as a whole) furnished by or on behalf of Grantors in writing to Agent or any Holder (including all information contained in the Schedules hereto or in the other Financing Documents) for purposes of or in connection with this Agreement, the other Financing Documents, or any transaction contemplated herein or therein is, and all other such factual information (taken as a whole) hereafter furnished by or on behalf of Grantors in writing to Agent or any Holder will be, true and accurate in all material respects on the date as of which such information is dated or certified and not incomplete by omitting to state any fact necessary to make such information
(taken as a whole) not misleading in any material respect at such time in light of the circumstances under which such information was provided.

            (s) The exact legal name of each of the Grantors is set forth on the signature pages of this Agreement or a written notice provided to Agent pursuant to SECTION 6(V).

            (t) SCHEDULE 7 attached hereto sets forth all Real Property owned by
Grantors as of the Closing Date.

            (u) Such Grantor is the sole legal and beneficial owner, or a licensee, of all Intellectual Property Rights owned or purported to be owned by such Grantor or licensed to such Grantor that are material to the conduct of its business as currently conducted. As of the Closing Date, (i) such Grantor has no ownership interest in, or title to, any Copyrights, Patents or Trademarks that are registered or the subject of pending applications for registrations, except as set forth on SCHEDULES 1(A), 3(A) AND 5(A), respectively, attached hereto;
(ii) such Grantor has no ownership interest in, or title to, any Copyrights,
Patents or Trademarks that are material to such Grantor's business as currently

                                       13

conducted and that are not registered or the subject of pending applications for registrations, except as set forth in SCHEDULES 1(B), 3(B) AND 5(B), respectively, attached hereto; and (iii) such Grantor is not a party to any
Intellectual Property Licenses that are material to such Grantor's business, except as set forth on SCHEDULE 2, attached hereto. This Agreement is effective to create a valid and continuing Lien on such Grantor's Copyrights, Patents and
Trademarks, and all of its rights and interests in and to any Intellectual
Property Licenses. Upon the filing of the Copyright Security Agreement with the
United States Copyright Office and filing of the Patent Security Agreement and the Trademark Security Agreement with the United States Patent and Trademark
Office, and the filing of appropriate financing statements in the jurisdictions listed on SCHEDULE 8 hereto, all action necessary or desirable to perfect the
Security Interest in and to such Grantor's Patents, Trademarks, and Copyrights, will have been taken and such perfected Security Interests will be enforceable as such as against any and all creditors of and purchasers from any Grantor.

            (v) This Agreement creates a valid security interest in the
Collateral of such Grantors, to the extent a security interest therein can be created under the Code, securing the payment and performance of the Secured
Obligations. Except to the extent a security interest in the Collateral cannot be perfected by the filing of a financing statement under the Code, all filings and other actions necessary to perfect such security interest have been duly taken or will have been taken upon the filing of financing statements listing such Grantor, as a debtor, and Agent, as secured party, in the jurisdictions listed next to such Grantor's name on SCHEDULE 8 attached hereto. Upon the making of such filings, Agent shall have a first priority perfected security interest in the Collateral of such Grantor to the extent such security interest can be perfected by the filing of a financing statement under the Code.

            (w) Except for the Security Interest created hereby, (i) such
Grantor is and will at all times be the sole holder of record and the legal and beneficial owner, free and clear of all Liens, of the Pledged Interests indicated on SCHEDULE 4 as being owned by such Grantor and, when acquired by such Grantor, any Pledged Interests acquired after the Closing Date; (ii) all of the Pledged Interests are duly authorized, validly issued, fully paid and nonassessable and the Pledged Interests constitute or will constitute the percentage of the issued and outstanding equity interests of the Pledged
Companies of such Grantor identified on SCHEDULE 4 hereto as supplemented or modified by any Pledged Interests Addendum or any Supplement to this Agreement;
(iii) such Grantor has the right and requisite authority to pledge the
Investment Related Property pledged by such Grantor to Agent as provided herein;
(iv) all actions necessary to perfect, establish the first priority of, or otherwise protect, Agent's Liens in the Investment Related Collateral, and the
proceeds thereof, have been duly taken, (A) upon the execution and delivery of this Agreement, (B) upon the taking of possession by Agent (or its agent or designee) of any certificates constituting the Pledged Interests, to the extent such Pledged Interests are represented by certificates, together with undated powers endorsed in blank by such Grantor, (C) upon the filing of financing statements in the applicable jurisdiction set forth on SCHEDULE 8 attached hereto for such Grantor with respect to the Pledged Interests of such Grantor that are not represented by certificates, and (D) with respect to any Securities
Accounts, upon the delivery of Control Agreements with respect thereto; and (v)
such Grantor has delivered to and deposited with Agent (or, with respect to any
Pledged Interests created after the Closing Date, will deliver and deposit in accordance with SECTIONS 6(A) and 8 hereof) all certificates representing the

                                       14

Pledged Interests owned by such Grantor to the extent such Pledged Interests are represented by certificates, and undated powers endorsed in blank with respect to such certificates.

            (x) No consent, approval, authorization, or other order or other action by, and no notice to or filing with, any Governmental Authority or any other Person is required (i) for the grant of a Security Interest by such
Grantor in and to the Collateral pursuant to this Agreement or for the execution, delivery, or performance of this Agreement by such Grantor, or (ii)
for the exercise by Agent of the voting or other rights provided for in this
Agreement with respect to the Investment Related Property or the remedies in respect of the Collateral pursuant to this Agreement, except as may be required in connection with such disposition of Investment Related Property by laws affecting the offering and sale of securities generally. No Intellectual
Property License to which such Grantor is a party requires any consent for such
Grantor to grant the Security Interest granted hereunder in such Grantor's right, title or interest in or to any Copyrights, Patents, Trademarks or
Intellectual Property Licenses.

            (y) There is no default, breach, violation or event of acceleration existing under any promissory note (as defined in the Code) constituting
Collateral and pledged hereunder (the "PLEDGED NOTES") and no event has occurred or circumstance exists which, with the passage of time or the giving of notice, or both, would constitute a default, breach, violation or event of acceleration under the Pledged Notes. Such Grantor, if it is an obligee under a Pledged Note, has not waived any default, breach, violation or event of acceleration under such Pledged Notes. The proceeds of the loans evidenced by the Pledged Notes have been fully disbursed and such Grantor has no obligation to make any future advances or other disbursements under or in respect of the Pledged Notes.

            (z) Such Grantor has made in good faith and in accordance with the procedures and regulations of the United States Copyright Office and the United
States Patent and Trademark Office, as applicable, all payments, filings and recordations necessary to protect and maintain its interest in the Intellectual
Property Rights identified on SCHEDULES 1(A), 3(A) and 5(A) in the United States
in a manner sufficient to claim in the public record such Grantor's ownership thereof, including (i) making all necessary registration, maintenance, and renewal fee payments; and (ii) filing all necessary documents, including all applications for registration of such Intellectual Property Rights.

            (aa) No past or present employee or contractor of Grantor owns any interest or other right in or to any Intellectual Property Rights that are material to the conduct of any such Grantor's business.

            (bb) Such Grantor has taken actions reasonably necessary to protect the confidentiality of the Intellectual Property Rights that are material to the conduct of its business, the value of which to such Grantor is or would have been, at least in part, contingent upon maintenance of the confidentiality thereof (collectively, "GRANTOR TRADE SECRETS"), including (i) protecting the secrecy and confidentiality of its Grantor Trade Secrets by having and enforcing a policy requiring all current employees and consultants, and any licensees, vendors and contractors that have access to such Grantor Trade Secrets, to execute appropriate confidentiality agreements, and, to such Grantor's knowledge, there has not been any breach by any such party of such

                                       15

confidentiality agreements; and (ii) protecting the secrecy and confidentiality of the source code of all computer software programs and applications of which it is the owner or licensee by having and enforcing a policy requiring any licensees (or sublicensees) of such source code to enter into license agreements with appropriate use and non-disclosure restrictions.

            (cc) No claim has been made in writing and is continuing or, to the best of such Grantor's knowledge, threatened in any direct written communication that the use by such Grantor of any Intellectual Property Rights that are material to the conduct of its business does or may violate the Intellectual
Property Rights of any Person. To the best of such Grantor's knowledge, there is currently no infringement or unauthorized use of any item of Intellectual
Property Rights contained on SCHEDULES 1, 3 OR 5.

      6. COVENANTS. Each Grantor, jointly and severally, covenants and agrees with Agent (for the benefit of the Holders) that from and after the date of this
Agreement and until the date of termination of this Agreement in accordance with
SECTION 22 hereof:

            (a) POSSESSION OR CONTROL OF COLLATERAL. In the event that any
Collateral, including Proceeds, is evidenced by or consists of Negotiable
Collateral, Investment Related Property, Chattel Paper, or Deposit Accounts, and
if and to the extent that perfection or priority of Agent's Security Interest is dependent on or enhanced by possession or control, such Grantor, immediately upon the reasonable request of Agent and in accordance with SECTION 8 hereof, shall execute such other documents and instruments as shall be reasonably requested by Agent or endorse and deliver physical possession of such Negotiable
Collateral, Investment Related Property, or Chattel Paper, together with such undated powers endorsed in blank as shall be requested by Agent (or its agent or designee), or grant control of such Deposit Account, as applicable, to Agent (or its agent or designee). Such Grantor hereby acknowledges and agrees that any such agent or designee of Agent shall be deemed to be a "secured party" with respect to such Collateral for all purposes.

            (b) CHATTEL PAPER.

                  (i) Such Grantor shall take all steps reasonably necessary to grant Agent control of all electronic Chattel Paper in accordance with the Code and all "transferable records" as that term is defined in Section 16 of the
Uniform Electronic Transaction Act and Section 201 of the federal Electronic
Signatures in Global and National Commerce Act as in effect in any relevant jurisdiction;

                  (ii) If such Grantor retains possession of any Chattel Paper or instruments (which retention of possession shall be subject to the Agent's consent), such Chattel Paper and instruments shall be marked with the following legend: "This writing and the obligations evidenced or secured hereby are subject to the Security Interest of Christiana Corporate Services, Inc., as
Agent for the benefit of the Holders, pursuant to the Guarantor Security
Agreement dated as of February 3rd, 2006".

            (c) CONTROL AGREEMENTS.

                  (i) Such Grantor shall promptly obtain an authenticated
Control Agreement from each bank holding a Deposit Account for such Grantor.

                                       16

                  (ii) Such Grantor shall promptly obtain authenticated Control
Agreements from each issuer of uncertificated securities, securities intermediary, or commodities intermediary issuing or holding any financial assets or commodities to or for any Grantor.

            (d) LETTER OF CREDIT RIGHTS. If such Grantor is or becomes the beneficiary of a letter of credit, such Grantor shall promptly (and in any event within 5 Business Days after becoming a beneficiary) notify Agent thereof and, upon the request by Agent, enter into a tri-party agreement with Agent and the issuer and/or confirmation bank with respect to letter-of-credit rights (as that term is defined in the Code) assigning such letter-of-credit rights to Agent and directing all payments thereunder to Agent's Account, all in form and substance reasonably satisfactory to Agent.

            (e) COMMERCIAL TORT CLAIMS. Such Grantor shall promptly (and in any event within 5 Business Days of receipt thereof) notify Agent in writing upon incurring or otherwise obtaining a Commercial Tort Claim after the date hereof against any third party and, upon request of Agent, promptly amend SCHEDULE 6 to this Agreement, authorize the filing of additional financing statements or amendments to existing financing statements and do such other acts or things deemed necessary by Agent to give Agent a first priority, perfected security interest in any such Commercial Tort Claim.

            (f) GOVERNMENT CONTRACTS. If any Account or Chattel Paper arises out of a contract or contracts with the United States of America or any department, agency, or instrumentality thereof, such Grantor shall promptly (and in any event within 10 Business Days of the creation thereof) notify Agent thereof in writing and execute any instruments or take any steps reasonably required by
Agent in order that all moneys due or to become due under such contract or contracts shall be assigned to Agent, for the benefit of the Holders, and notice thereof given under the Assignment of Claims Act of 1940 or other applicable law.

            (g) INTELLECTUAL PROPERTY.

                  (i) Upon request of Agent, in order to facilitate filings with the United States Patent and Trademark Office and the United States Copyright
Office, such Grantor shall execute and deliver to Agent one or more Copyright
Security Agreements, Trademark Security Agreements, and/or Patent Security
Agreements to evidence Agent's Lien on such Grantor's Patents, Trademarks, and/or Copyrights, and the General Intangibles of such Grantor relating thereto or represented thereby.

                  (ii) Such Grantor shall have the duty, to the extent material to the operation of such Grantor's business, (A) to promptly sue for infringement, misappropriation, or dilution of any Intellectual Property and to recover any and all damages for such infringement, misappropriation, or dilution, (B) to prosecute diligently any trademark application or service mark application that is part of the Trademarks pending as of the date hereof or hereafter until the termination of this Agreement, (C) to prosecute diligently any patent application that is part of the Patents pending as of the date hereof or hereafter until the termination of this Agreement, and (D) to take all reasonable and necessary action to preserve and maintain all of such Grantor's
Trademarks, Patents, Copyrights, Intellectual Property Licenses, and its rights therein, including the filing of applications for renewal, affidavits of use, and affidavits of incontestability. Any expenses incurred in connection with the

                                       17

foregoing shall be borne by the appropriate Grantor. Such Grantor further agrees not to abandon any Trademark, Patent, Copyright, or Intellectual Property
License that is material to the operation of such Grantor's business without the prior written consent of Agent. Notwithstanding any of the foregoing to the contrary, none of the obligations and/or restrictions set forth in this SECTION
6(G)(II) shall apply to any Patent, Trademark, Copyright or Intellectual
Property License that a Grantor determines, in its reasonable business judgment, is no longer necessary or material to the conduct of its business or operations.

                  (iii) Such Grantor acknowledges and agrees that neither the
Agent nor the Holders shall have any duties with respect to the Trademarks,
Patents, Copyrights, or Intellectual Property Licenses. Without limiting the generality of this SECTION 6(G), such Grantor acknowledges and agrees that neither the Agent nor the Holders shall be under any obligation to take any steps necessary to preserve rights in the Trademarks, Patents, Copyrights, or
Intellectual Property Licenses against any other Person, but Agent may do so at its option from and after the occurrence of an Event of Default, and all expenses incurred in connection therewith (including, without limitation, reasonable fees and expenses of attorneys and other professionals) shall be for the sole account of Grantors.

                  (iv) With respect to the Intellectual Property Rights that a
Grantor determines, in its reasonable business judgment, are material to the conduct of Grantor's business, such Grantor agrees to take all necessary steps, including making all necessary payments and filings in connection with registration, maintenance, and renewal of Copyrights, Trademarks, and Patents in the United States Copyright Office, the United States Patent and Trademark
Office, any other appropriate government agencies in foreign jurisdictions or in any court, to maintain each such Intellectual Property Right. Such Grantor hereby agrees to take corresponding steps with respect to each new or acquired
Intellectual Property Right to which it or any of its Subsidiaries is now or later becomes entitled that such Grantor determines, in its reasonable judgment, are material to the conduct of their businesses. Any expenses incurred in connection with such activities shall be borne solely by such Grantor.

                  (v) Upon receipt from the United States Copyright Office of notice of registration of any Copyright(s), such Grantor shall promptly (but in no event later than 10 days following such receipt) notify Agent of such registration by delivering, or causing to be delivered to Agent, via overnight courier, electronic mail or telefacsimile at the addresses designated herein, documentation sufficient for Agent to perfect Agent's Liens on such
Copyright(s).

                  (vi) Such Grantor shall ensure that each of the
representations and warranties contained in SECTIONS 5(CC) and 5(DD) hereof shall remain true and correct at all times.

            (h) INVESTMENT RELATED PROPERTY.

                  (i) If such Grantor shall receive or become entitled to
receive any Pledged Interests after the Closing Date, it shall promptly (and in any event within 5 Business Days of receipt thereof) deliver to Agent a duly executed Pledged Interests Addendum identifying such Pledged Interests.

                                       18

                  (ii) All sums of money and property paid or distributed in respect of the Investment Related Property which are received by such Grantor shall be held by such Grantor in trust for the benefit of Agent segregated from such Grantor's other property, and such Grantor shall deliver such property forthwith to Agent in the exact form received. Agent shall maintain such property in Agent's Account and otherwise in accordance with instructions from the Required Holders.

                  (iii) Such Grantor shall promptly deliver to Agent a copy of each material notice or other material communication received by it in respect of any Pledged Interests.

                  (iv) Such Grantor shall not make or consent to any amendment or other modification or waiver with respect to any Pledged Interests, Pledged
Operating Agreement, or Pledged Partnership Agreement, or enter into any agreement or permit to exist any restriction with respect to any Pledged
Interests unless such Grantor is permitted to do so pursuant to the Financing
Documents.

                  (v) Such Grantor agrees that it will cooperate with Agent in obtaining all necessary approvals and making all necessary filings under federal, state, local, or foreign law in connection with the Security Interest on the Investment Related Property or any sale or transfer thereof.

                  (vi) As to all limited liability company or partnership
interests issued under any Pledged Operating Agreement or Pledged Partnership
Agreement, such Grantor hereby represents, warrants and covenants that the
Pledged Interests issued pursuant to any such agreement (A) are not and shall not be dealt in or traded on securities exchanges or in securities markets, (B)
do not and will not constitute investment company securities, and (C) are not and will not be held by such Pledgor in a securities account. In addition, none of the Pledged Operating Agreements, the Pledged Partnership Agreements, or any
other agreements governing any of the Pledged Interests issued under any Pledged
Operating Agreement or Pledged Partnership Agreement provide or shall provide that such Pledged Interests are securities governed by Article 8 of the Uniform
Commercial Code as in effect in any relevant jurisdiction.

                                       19

            (i) REAL PROPERTY; FIXTURES. Such Grantor covenants and agrees that upon the acquisition of any fee interest in Real Property it will promptly (and in any event within 5 Business Days of acquisition) notify Agent of the acquisition of such Real Property and will grant to Agent, for the benefit of the Holders, a first priority Mortgage on each fee interest in Real Property now or hereafter owned by such Grantor and shall deliver such other documentation and opinions, in form and substance satisfactory to Agent, in connection with the grant of such Mortgage as Agent shall request in its discretion (acting upon instructions from the Required Holders), including, without limitation, title insurance policies, financing statements, fixture filings and environmental audits, and such Grantor shall pay all recording costs, intangible taxes and other fees and costs (including reasonable attorneys fees and expenses) incurred in connection therewith. Such Grantor acknowledges and agrees that, to the extent permitted by applicable law, all of its Collateral shall remain personal property regardless of the manner of its attachment or affixation to Real
Property.

            (j) TRANSFERS AND OTHER LIENS. Such Grantor shall not (i) transfer, license, sell, assign (by operation of law or otherwise) or otherwise dispose of, or grant any option with respect to, any of the Collateral, except as expressly permitted by this Agreement, or (ii) create or permit to exist any
Lien upon or with respect to any of its Collateral, except for Permitted Liens.
The inclusion of Proceeds in the Collateral shall not be deemed to constitute
Agent's consent to any sale or other disposition of any of the Collateral except as expressly permitted in this Agreement or the other Financing Documents.

            (k) OTHER ACTIONS AS TO ANY AND ALL COLLATERAL. Such Grantor shall promptly (and in any event within 5 Business Days of acquiring or obtaining such
Collateral) notify Agent in writing upon (i) acquiring or otherwise obtaining any Collateral after the date hereof consisting of Investment Related Property,
Chattel Paper (electronic, tangible or otherwise), documents (as defined in the
Code), promissory notes (as defined in the Code), or instruments (as defined in the Code) or (ii) any amount payable under or in connection with any of the
Collateral being or becoming evidenced after the date hereof by any Chattel
Paper, documents, promissory notes or instruments, and, upon the request of
Agent and in accordance with SECTION 8 hereof, promptly execute such other documents and instruments, or if applicable, deliver such Chattel Paper, documents, promissory notes, instruments, or certificates evidencing any
Investment Related Property in accordance with this SECTION 6 and do such other acts or things deemed necessary or desirable by Agent to protect Agent's
Security Interest therein.

            (l) PLEDGED NOTES.

                  (i) Such Grantor will not waive or release any obligation of any party to the Pledged Notes without the prior written consent of Agent.

                  (ii) Such Grantor will not take or omit to take any action or suffer or permit any action to be omitted or taken, the taking or omission of which would result in any right of offset against sums payable under the Pledged
Notes.

                  (iii) Such Grantor shall give Agent copies of all material notices (including notices of default) given or received with respect to the
Pledged Notes promptly after giving or receiving any such notice.

                                       20

                  (iv) Without Agent's prior written consent, such Grantor shall not, and shall not agree to, assign or surrender its rights and interests under the Pledged Notes nor terminate, cancel, modify, change, supplement or amend the
Pledged Notes.

            (m) MAINTENANCE OF PROPERTIES. Such Grantor shall maintain and preserve all of its properties which are necessary or useful in the proper conduct of its business in good working order and condition, ordinary wear, tear, and casualty excepted, and comply at all times with the provisions of all material leases to which it is a party as lessee, so as to prevent any loss or forfeiture thereof or thereunder.

            (n) INSURANCE.

                  (i) Such Grantor shall maintain, at its expense, insurance respecting its assets wherever located, covering loss or damage by fire, theft, explosion, and all other hazards and risks as ordinarily are insured against by other Persons engaged in the same or similar businesses. Grantors also shall maintain business interruption, public liability, and product liability insurance, as well as insurance against larceny, embezzlement, and criminal misappropriation. All such policies of insurance shall be in such amounts and with such insurance companies as are reasonably satisfactory to Agent. Grantors shall deliver copies of all such policies to Agent with an endorsement naming
Agent as a loss payee (under a satisfactory lender's loss payable endorsement as its interest may appear) or additional insured, as appropriate. Each policy of insurance or endorsement shall be cancelable only upon 30 days' prior written notice to Agent.

                  (ii) Such Grantor shall give Agent prompt notice of any loss exceeding $100,000 covered by such insurance. So long as no Event of Default has occurred and is continuing, Grantors shall have the exclusive right to adjust any losses payable under any such insurance policies which are less than
$100,000. Following the occurrence and during the continuation of an Event of
Default, or in the case of any losses payable under such insurance exceeding
$100,000, Agent shall have the exclusive right to adjust any losses payable under any such insurance policies, without any liability to Grantors whatsoever in respect of such adjustments. Any monies received as payment for any loss under any such insurance policy (other than liability insurance policies) or as payment of any award or compensation for condemnation or taking by eminent domain, shall be paid over to Agent and, if received by any Grantor, shall be held in trust for and immediately paid over to the Agent who shall maintain such monies in Agent's Account and otherwise in accordance with instructions from the
Required Holders.

                  (iii) Grantors will not take out separate insurance concurrent in form or contributing in the event of loss with that required to be maintained under this SUBSECTION (N), unless Agent is included thereon as an additional insured or loss payee under a lender's loss payable endorsement. Grantors shall promptly notify Agent whenever such separate insurance is taken out, specifying the insurer thereunder and full particulars as to the policies evidencing the same, and copies of such policies promptly shall be provided to Agent.

            (o) LOCATION OF INVENTORY AND EQUIPMENT; CHIEF EXECUTIVE OFFICES.
Such Grantor shall keep its Inventory and Equipment (other than vehicles and

                                       21

Equipment out for repair) only at the locations identified on the Perfection
Certificate therefor and its chief executive office only at the location identified on the Perfection Certificate therefor; PROVIDED, HOWEVER, that RSM may amend the Perfection Certificate so long as such amendment occurs by written notice to Agent not less than 30 days prior to the date on which such Inventory or Equipment is moved to such new location or such chief executive office is relocated, so long as such new location is within the continental United States, and so long as, at the time of such written notification, the applicable Grantor provides Agent a Collateral Access Agreement with respect thereto.

            (p) COMPLIANCE WITH LAWS. Such Grantor shall comply in all material respects with the requirements of all applicable laws, rules, regulations, and orders, judgments and awards (including any settlement of any claim that, if breached, could give rise to any of the foregoing) of any Governmental
Authority, such compliance to include (a) paying before the same become delinquent all material taxes, assessments and governmental charges or levies imposed upon it or upon its income or profits or upon any of its properties, and
(b) paying all lawful material claims which if unpaid might become a Lien or charge upon any of its properties.

            (q) LEASES. Such Grantor shall pay when due all rents and other amounts payable under any material leases to which any Grantor is a party or by which any Grantor's properties and assets are bound.

            (r) EXISTENCE. Such Grantor shall at all times preserve and keep in full force and effect its valid existence and good standing and any rights, franchises, permits, licenses, authorizations, approvals, entitlements and accreditations material to its businesses.

            (s) DISCLOSURE UPDATES. Such Grantor shall, promptly and in no event later than 5 Business Days after obtaining knowledge thereof, notify Agent if any written information, exhibit, or report furnished to the Agent or the
Holders contained, at the time it was furnished, any untrue statement of a material fact or omitted to state any material fact necessary to make the statements contained therein not misleading in light of the circumstances in which made. Anything to the contrary notwithstanding, any notification pursuant to the foregoing provision will not cure or remedy the effect of the prior untrue statement of a material fact or omission of any material fact nor shall any such notification have the effect of amending or modifying this Agreement, including the Perfection Certificate or any of the other Schedules hereto. Such
Grantor shall, within 5 Business Days of obtaining knowledge thereof, advise the
Agent promptly, in sufficient detail, of any substantial change in the
Collateral, and of the occurrence of any event which would have a material adverse effect on the value of the Collateral or on the Agent's Security
Interest therein.

            (t) CONTROL AGREEMENTS. Such Grantor shall take all reasonable steps in order for Agent to maintain control in accordance with Sections 8-106, 9-104,
9-105, 9-106, and 9-107 of the Code with respect to all of its Securities
Accounts, Deposit Accounts, electronic chattel paper, investment property, and letter of credit rights.

            (u) INSPECTION. Such Grantor shall permit the Agent, the Holders and their representatives and agents to inspect the Collateral at any time, and to make copies of records pertaining to the Collateral as may be requested by the
Agent or a Holder from time to time.

                                       22

            (v) NAME CHANGE, ETC. Such Grantor shall not change its name, type of organization, jurisdiction of organization, organizational identification number (if it has one), legal or corporate structure, or identity, or add any fictitious name unless it provides at least 30 days prior written notice to the
Agent of such change and, at the time of such written notification, such Grantor provides any financing statements or fixture filings necessary to perfect and continue perfected the perfected Security Interest granted and evidenced by this
Agreement.

            (w) SALE OF INVENTORY. Such Grantor shall not consign any of its
Inventory or sell any of its Inventory on bill and hold, sale or return, sale on approval, or other conditional terms of sale without the consent of the Agent which shall not be unreasonably withheld.

      7. RELATION TO OTHER SECURITY DOCUMENTS. The provisions of the Copyright
Security Agreements, Trademark Security Agreements, and Patent Security
Agreements are supplemental to the provisions of this Agreement, and nothing contained in the Copyright Security Agreements, Trademark Security Agreements,
or the Patent Security Agreements shall limit any of the rights or remedies of
Agent hereunder.

      8. FURTHER ASSURANCES.

            (a) Each Grantor agrees that from time to time, at its own expense, such Grantor will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or that Agent may reasonably request, in order to perfect and protect any Security Interest granted or purported to be granted hereby or to enable Agent to exercise and enforce its rights and remedies hereunder with respect to any of the Collateral.

            (b) Each Grantor hereby authorizes the filing of such financing or continuation statements, or amendments thereto, and such Grantor will execute and deliver to Agent such other instruments or notices, as may be necessary or as Agent may reasonably request, in order to perfect and preserve the Security
Interest granted or purported to be granted hereby.

            (c) Each Grantor hereby authorizes Agent to file, transmit, or communicate, as applicable, financing statements and amendments describing the
Collateral as "all personal property of debtor" or "all assets of debtor" or words of similar effect, in order to perfect Agent's security interest in the
Collateral without such Grantor's signature. Each Grantor also hereby ratifies its authorization for Agent to have filed in any jurisdiction any financing statements filed prior to the date hereof.

            (d) Each Grantor acknowledges that it is not authorized to file any financing statement or amendment or termination statement with respect to any financing statement filed in connection with this Agreement without the prior written consent of Agent, subject to such Grantor's rights under Section
9-509(d)(2) of the Code.

      9. AGENT'S RIGHT TO PERFORM CONTRACTS. Upon the occurrence of an Event of
Default, Agent (or its designee) may proceed to perform any and all of the obligations of any Grantor contained in any contract, lease, or other agreement and exercise any and all rights of any Grantor therein contained as fully as such Grantor itself could.

                                       23

      10. AGENT APPOINTED ATTORNEY-IN-FACT. Each Grantor hereby irrevocably appoints Agent its attorney-in-fact, with full authority in the place and stead of such Grantor and in the name of such Grantor or otherwise, at such time as an
Event of Default has occurred and is continuing, to take any action and to execute any instrument which Agent may reasonably deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation:

            (a) to ask, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in connection with the Accounts or any other Collateral of such Grantor;

            (b) to receive and open all mail addressed to such Grantor and to notify postal authorities to change the address for the delivery of mail to such
Grantor to that of Agent;

            (c) to receive, indorse, and collect any drafts or other
instruments, documents, Negotiable Collateral or Chattel Paper;

            (d) to file any claims or take any action or institute any proceedings which Agent may deem necessary or desirable for the collection of any of the Collateral of such Grantor or otherwise to enforce the rights of
Agent with respect to any of the Collateral;

            (e) to repair, alter, or supply goods, if any, necessary to fulfill in whole or in part the purchase order of any Person obligated to such Grantor in respect of any Account of such Grantor;

            (f) to use any labels, Patents, Trademarks, trade names, URLs, domain names, industrial designs, Copyrights, advertising matter or other industrial or intellectual property rights, in advertising for sale and selling
Inventory and other Collateral and to collect any amounts due under Accounts, contracts or Negotiable Collateral of such Grantor; and

            (g) Agent, on behalf of the Holders, shall have the right, but shall not be obligated, to bring suit in its own name to enforce the Trademarks,
Patents, Copyrights and Intellectual Property Licenses and, if Agent shall commence any such suit, the appropriate Grantor shall, at the request of Agent, do any and all lawful acts and execute any and all proper documents reasonably required by Agent in aid of such enforcement.

      To the extent permitted by law, each Grantor hereby ratifies all that such attorney-in-fact shall lawfully do or cause to be done by virtue hereof. This power of attorney is coupled with an interest and shall be irrevocable until this Agreement is terminated.

      11. AGENT MAY PERFORM. If any Grantor fails to perform any agreement contained herein, Agent may itself perform, or cause performance of, such agreement, and the reasonable expenses of Agent incurred in connection therewith shall be payable, jointly and severally, by Grantors promptly upon demand.

      12. AGENT'S DUTIES. The powers conferred on Agent hereunder are solely to protect Agent's interest in the Collateral, for the benefit of the Holders, and shall not impose any duty upon Agent to exercise any such powers. Except for the exercise of reasonable care with respect to the custody of any Collateral in its

                                       24

actual possession and the accounting for moneys actually received by it hereunder or otherwise maintained in Agent's Account, Agent shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral and no such duties shall be implied as arising hereunder. Agent shall be deemed to have exercised reasonable care in the custody and preservation of any
Collateral in its actual possession if such Collateral is accorded treatment substantially equal to that which Agent accords its own property and no additional duties relating to such reasonable care shall be implied as arising hereunder.

      13. COLLECTION OF ACCOUNTS, GENERAL INTANGIBLES AND NEGOTIABLE COLLATERAL.
At any time upon the occurrence and during the continuation of an Event of
Default, Agent or Agent's designee may (a) notify Account Debtors of any Grantor that such Grantor's Accounts, General Intangibles, Chattel Paper or Negotiable
Collateral have been assigned to Agent, for the benefit of the Holders, or that
Agent has a security interest therein, and (b) collect such Grantor's Accounts
(and maintain any monies collected in Agent's Account and otherwise in accordance with instructions from the Required Holders), General Intangibles and
Negotiable Collateral directly, and any collection costs and expenses shall constitute part of such Grantor's Secured Obligations under the Financing
Documents.

      14. DISPOSITION OF PLEDGED INTERESTS BY AGENT. None of the Pledged
Interests existing as of the date of this Agreement are, and none of the Pledged
Interests hereafter acquired on the date of acquisition thereof will be, registered or qualified under the various federal or state securities laws of the United States and disposition thereof after an Event of Default may be restricted to one or more private (instead of public) sales in view of the lack of such registration. Each Grantor understands that in connection with such disposition, Agent may approach only a restricted number of potential purchasers and further understands that a sale under such circumstances may yield a lower price for the Pledged Interests than if the Pledged Interests were registered and qualified pursuant to federal and state securities laws and sold on the open market. Each Grantor, therefore, agrees that: (a) if Agent shall, pursuant to the terms of this Agreement, sell or cause the Pledged Interests or any portion thereof to be sold at a private sale, Agent shall have the right to rely upon the advice and opinion of any nationally recognized brokerage or investment firm
(but shall not be obligated to seek such advice and the failure to do so shall not be considered in determining the commercial reasonableness of such action)
as to the best manner in which to offer the Pledged Interest for sale and as to the best price reasonably obtainable at the private sale thereof; and (b) such reliance shall be conclusive evidence that Agent has handled the disposition in a commercially reasonable manner.

      15. VOTING RIGHTS.

            (a) Upon the occurrence and during the continuation of an Event of
Default, (i) Agent may, at its option, and with prior notice (unless such Event of Default is an Event of Default specified in SECTION 8(A)(V) of the
Debentures, in which case no such notice need be given) to each Grantor, and in addition to all rights and remedies available to Agent under any other agreement, at law, in equity, or otherwise, exercise all voting rights, and all other ownership or consensual rights in respect of the Pledged Interests owned by such Grantor, but under no circumstances is Agent obligated by the terms of this Agreement to exercise such rights, and (ii) if Agent duly exercises its

                                       25

right to vote any of such Pledged Interests, each Grantor hereby appoints Agent such Grantor's true and lawful attorney-in-fact and IRREVOCABLE PROXY to vote such Pledged Interests in any manner Agent deems advisable for or against all matters submitted or which may be submitted to a vote of shareholders, partners or members, as the case may be. The power-of-attorney granted hereby is coupled with an interest and shall be irrevocable.

            (b) For so long as any Grantor shall have the right to vote the
Pledged Interests owned by it, such Grantor covenants and agrees that it will not, without the prior written consent of Agent, vote or take any consensual action with respect to such Pledged Interests which would adversely affect the rights of Agent and the Holders or the value of the Pledged Interests or that would be inconsistent with or result in any violation of any provision of the
Financing Documents.

      16. EVENTS OF DEFAULT; REMEDIES.

            (a) EVENTS OF DEFAULT. The following events shall be "EVENTS OF
DEFAULT" under this Agreement:

                  (i) The occurrence of an "Event of Default" (as defined in the
Debentures) under any of the Debentures;

                  (ii) Any representation or warranty of any Grantor in this
Agreement shall prove to have been incorrect in any material respect when made;

                  (iii) The failure by any Grantor to observe or perform any of its obligations hereunder for 5 Business Days after delivery to such Grantor of notice of such failure by or on behalf of the Agent unless such default is capable of cure but cannot be cured within such time frame and such Grantor is using best efforts to cure same in a timely fashion; or

                  (iv) If any provision of this Agreement shall at any time for any reason be declared to be null and void, or the validity or enforceability thereof shall be contested by any Grantor, or a proceeding shall be commenced by any Grantor, or by any Governmental Authority having jurisdiction over any
Grantor, seeking to establish the invalidity or unenforceability thereof, or any
Grantor shall deny that any Grantor has any liability or obligation purported to be created under this Agreement.

            (b) REMEDIES. Upon the occurrence and during the continuance of an
Event of Default:

                  (i) Agent may exercise in respect of the Collateral, in
addition to other rights and remedies provided for herein, in the other
Financing Documents, or otherwise available to it, all the rights and remedies of a secured party on default under the Code or any other applicable law.
Without limiting the generality of the foregoing, each Grantor expressly agrees that, in any such event, Agent, without demand of performance or other demand, advertisement or notice of any kind (except a notice specified below of time and place of public or private sale) to or upon any of Grantors or any other Person
(all and each of which demands, advertisements and notices are hereby expressly waived to the maximum extent permitted by the Code or any other applicable law), may take immediate possession of all or any portion of the Collateral and (i)

                                       26

require Grantors to, and each Grantor hereby agrees that it will at its own expense and upon request of Agent forthwith, assemble all or part of the
Collateral as directed by Agent and make it available to Agent at one or more locations where such Grantor regularly maintains Inventory, and (ii) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of Agent's offices or elsewhere, for cash, on credit, and upon such other terms as Agent may deem commercially reasonable. Each Grantor agrees that, to the extent notice of sale shall be required by law, at least 10 days notice to any of Grantors of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification and specifically such notice shall constitute a reasonable "authenticated notification of disposition" within the meaning of Section 9-611 of the Code. Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

                  (ii) Agent is hereby granted a license or other right to use, without liability for royalties or any other charge, each Grantor's labels,
Patents, Copyrights, rights of use of any name, trade secrets, trade names,
Trademarks, service marks and advertising matter, URLs, domain names, industrial designs, other industrial or intellectual property or any property of a similar nature, whether owned or licensable by any Grantor or with respect to which any
Grantor has sublicensable rights under license, sublicense, or other agreements, as it pertains to the Collateral, in preparing for sale, advertising for sale and selling any Collateral, and each Grantor's rights under all licenses and all franchise agreements shall inure to the benefit of Agent.

                  (iii) Any cash held by Agent as Collateral and all cash
proceeds received by Agent in respect of any sale of, collection from, or other realization upon all or any part of the Collateral shall be applied against the
Secured Obligations. In the event the proceeds of Collateral are insufficient to satisfy all of the Secured Obligations in full, each Grantor shall remain jointly and severally liable for any such deficiency.

                  (iv) Each Grantor hereby acknowledges that the Secured
Obligations arose out of a commercial transaction, and agrees that if an Event of Default shall occur Agent shall have the right to an immediate writ of possession without notice of a hearing. Agent shall have the right to the appointment of a receiver for the properties and assets of each Grantor, and each Grantor hereby consents to such rights and such appointment and hereby waives any objection such Grantor may have thereto or the right to have a bond or other security posted by Agent.

      17. NO WAIVERS; REMEDIES CUMULATIVE. No course of dealing among Grantors,
Agent and Holders, nor any failure to exercise, nor any delay in exercising, on the part of the Agent or the Holders, any right, power or privilege hereunder or under the Debentures shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or thereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege. Each right, power, and remedy of Agent as provided for in this Agreement or in the other Financing Documents or now or hereafter existing at law or in equity or by statute or otherwise shall be cumulative and concurrent and shall be in addition to every other right, power, or remedy

                                       27

provided for in this Agreement or in the other Financing Documents or now or hereafter existing at law or in equity or by statute or otherwise, and the exercise or beginning of the exercise by Agent, of any one or more of such rights, powers, or remedies shall not preclude the simultaneous or later exercise by Agent of any or all such other rights, powers, or remedies.

      18. MARSHALING. Agent shall not be required to marshal any present or future collateral security (including but not limited to the Collateral) for, or other assurances of payment of, the Secured Obligations or any of them or to resort to such collateral security or other assurances of payment in any particular order, and all of its rights and remedies hereunder and in respect of such collateral security and other assurances of payment shall be cumulative and in addition to all other rights and remedies, however existing or arising. To the extent that it lawfully may, each Grantor hereby agrees that it will not invoke any law relating to the marshaling of collateral which might cause delay in or impede the enforcement of Agent's rights and remedies under this Agreement or under any other instrument creating or evidencing any of the Secured
Obligations or under which any of the Secured Obligations is outstanding or by which any of the Secured Obligations is secured or payment thereof is otherwise assured, and, to the extent that it lawfully may, each Grantor hereby irrevocably waives the benefits of all such laws.

      19. INDEMNITY AND EXPENSES.

            (a) Each Grantor agrees to indemnify, defend and hold harmless
Agent, the Holders, their respective affiliates, and each such Person's agent, officers, directors, employees and professional advisors, from and against all claims, lawsuits and liabilities (including reasonable attorneys fees) growing out of or resulting from this Agreement (including, without limitation, enforcement of this Agreement) or any other Financing Document to which such
Grantor is a party, except claims, losses or liabilities resulting from the gross negligence or willful misconduct of the party seeking indemnification as determined by a final non-appealable order of a court of competent jurisdiction.
This provision shall survive the termination of this Agreement and any other
Financing Document and the repayment of the Secured Obligations.

            (b) Grantors, jointly and severally, shall, upon demand, pay to
Agent all costs, fees, charges and expenses (including reasonable attorneys'
fees) which Agent may incur in connection with (i) the administration of this
Agreement, (ii) the custody, preservation, use or operation of, or, upon an
Event of Default, the sale of, collection from, or other realization upon, any of the Collateral in accordance with this Agreement and the other Financing
Documents, (iii) the exercise or enforcement of any of the rights of Agent hereunder or (iv) the failure by any of Grantors to perform or observe any of the provisions hereof.

      20. MERGER, AMENDMENTS; ETC. THIS WRITTEN AGREEMENT, TOGETHER WITH THE
OTHER FINANCING DOCUMENTS, REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES
AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT
ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN AGREEMENTS BETWEEN THE
PARTIES. No waiver of any provision of this Agreement, and no consent to any departure by any of Grantors herefrom, shall in any event be effective unless the same shall be in writing and signed by Agent, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No amendment of any provision of this Agreement shall

                                       28

be effective unless the same shall be in writing and signed by Agent (acting upon instructions from the Required Holders) and each of Grantors to which such amendment applies.

      21. NOTICES. Unless otherwise provided in this Agreement, all notices or demands by Agent or any of the Grantors to the other relating to this Agreement shall be in writing and shall be personally delivered or sent by registered or certified mail (postage prepaid, return receipt requested), overnight courier, electronic mail (at such email addresses as Agent or any of the Grantors, as applicable, may designate to each other in accordance herewith), or telefacsimile to Agent or any of the Grantors, as the case may be, at its address set forth under its signature hereof.

      Agent or any of the Grantors may change the address at which it is to receive notices hereunder, by notice in writing in the foregoing manner given to the other party. All notices or demands sent in accordance with this SECTION 21, other than notices by Agent in connection with enforcement rights against the
Collateral under the provisions of the Code, shall be deemed received on the earlier of the date of actual receipt or 3 Business Days after the deposit thereof in the mail. Grantors acknowledge and agree that notices sent by the
Agent or any Holder in connection with the exercise of enforcement rights against Collateral under the provisions of the Code shall be deemed sent when deposited in the mail or personally delivered, or, where permitted by law, transmitted by telefacsimile or any other method set forth above.

      22. CONTINUING SECURITY INTEREST. This Agreement shall create a continuing security interest in the Collateral and shall (a) remain in full force and effect until the Obligations have been indefeasibly satisfied in full, (b) be binding upon each Grantor, and their respective successors and assigns, and (c)
inure to the benefit of, and be enforceable by, Agent, and its successors, transferees and assigns. Upon the indefeasible payment in full in cash of the
Obligations in accordance with the provisions of the Financing Documents, the
Security Interest granted hereby shall terminate and this Agreement and all rights to the Collateral shall revert to Grantors or any other Person entitled thereto. At such time, Agent will file, or authorize the filing of, appropriate termination statements to terminate such Security Interests. No transfer or renewal, extension, assignment, or termination of this Agreement, any other
Financing Document, or any other instrument or document executed and delivered by any Grantor to Agent, nor the taking of further security, nor the retaking or re-delivery of the Collateral to Grantors, or any of them, by Agent, nor any other act of the Holders, or any of them, shall release any Grantor from any obligation, except a release or discharge executed in writing by Agent. Agent shall not by any act, delay, omission or otherwise, be deemed to have waived any of its rights or remedies hereunder, unless such waiver is in writing and signed by Agent and then only to the extent therein set forth. A waiver by Agent of any right or remedy on any occasion shall not be construed as a bar to the exercise of any such right or remedy which Agent would otherwise have had on any other occasion.

      23. GOVERNING LAW. All questions concerning the construction, validity, enforcement and interpretation of the Transaction Documents shall be governed by and construed and enforced in accordance with the internal laws of the State of
New York, without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other Transaction Documents (whether brought against a party hereto or its

                                       29

respective affiliates, directors, officers, shareholders, employees or agents)
shall be commenced exclusively in the state and federal courts sitting in the
City of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction
Documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. The parties hereby waive all rights to a trial by jury. If either party shall commence an action or proceeding to enforce any provisions of the Transaction Documents, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its attorneys' fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

      24. NEW SUBSIDIARIES. At the time that any Grantor forms any direct or indirect Subsidiary or acquires any direct or indirect Subsidiary after the
Closing Date, such Grantor shall (a) cause such new Subsidiary to provide to
Agent a joinder to this Agreement, together with such other security documents
(including Mortgages with respect to any Real Property of such new Subsidiary), as well as appropriate financing statements (and with respect to all property subject to a Mortgage, fixture filings), all in form and substance satisfactory to Agent (including being sufficient to grant Agent a first priority Lien
(subject to Permitted Liens) in and to the assets of such newly formed or acquired Subsidiary), (b) provide to Agent a pledge agreement and appropriate certificates and powers or financing statements, hypothecating all of the direct or beneficial ownership interest in such new Subsidiary, in form and substance satisfactory to Agent, and (c) provide to Agent all other documentation, including updates to the Perfection Certificate and the other Schedules, hereto and one or more opinions of counsel satisfactory to Agent, which in its opinion is appropriate with respect to the execution and delivery of the applicable documentation referred to above (including policies of title insurance or other documentation with respect to all property subject to a Mortgage). Any document, agreement, or instrument executed or issued pursuant to this SECTION 24 shall be a Financing Document. Any new direct or indirect Subsidiary (whether by acquisition or creation) of any Grantor is required to (i) deliver a general continuing guaranty in favor of the Agent and the Holders (an "ADDITIONAL
GUARANTY"), identical in form and substance to the Guaranty (with such changes consequent to the identity of the new Subsidiary), and (ii) enter into this
Agreement by executing and delivering in favor of Agent a supplement to this
Security Agreement in the form of ANNEX 1 attached hereto. Upon the execution and delivery of such supplement by such new Subsidiary, such Subsidiary shall become a Grantor hereunder with the same force and effect as if originally named as a Grantor herein. The execution and delivery of any Additional Guaranty or any instrument adding an additional Grantor as a party to this Agreement shall not require the consent of any Grantor hereunder. The rights and obligations of each Grantor hereunder shall remain in full force and effect notwithstanding the addition of any new Grantor hereunder.

                                       30

      25. AGENT. Each reference herein to any right granted to, benefit conferred upon or power exercisable by the "Agent" shall be a reference to
Agent, for the benefit of the Holders. Agent may resign or be removed as Agent in accordance with, and subject to, Section 4.20(h) of the Purchase Agreement.
Any successor Agent (or the Required Purchasers, as the case may be) shall succeed to all the rights, powers, and duties of the retiring Agent and the term
"Agent" shall mean such successor Agent (or the Required Purchasers, as the case may be) and the retiring Agent's appointment, powers, and duties as Agent shall be terminated. After any retiring Agent's resignation hereunder as Agent, the provisions of Section 4.20 of the Purchase Agreement shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under this Agreement.

      26. MISCELLANEOUS.

            (a) This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Agreement. Delivery of an executed counterpart of this Agreement by telefacsimile or other electronic method of transmission shall be equally as effective as delivery of an original executed counterpart of this Agreement. Any party delivering an executed counterpart of this Agreement by telefacsimile or other electronic method of transmission also shall deliver an original executed counterpart of this
Agreement but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Agreement.

            (b) Any provision of this Agreement which is prohibited or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof in that jurisdiction or affecting the validity or enforceability of such provision in any other jurisdiction.

            (c) Headings used in this Agreement are for convenience only and shall not be used in connection with the interpretation of any provision hereof.

                           [SIGNATURE PAGES TO FOLLOW]

                                       31

      IN WITNESS WHEREOF, the undersigned parties hereto have executed this
Agreement by and through their duly authorized officers, as of the day and year first above written.

GRANTORS:                          RELATIONSERVE MEDIA, INC.,
                                   a Delaware corporation, as a Grantor

                                   By: /s/
                                      -----------------------------------

                                   Name:_________________________________

                                   Title:________________________________

                                   ADDRESS FOR NOTICES:
                                   6700 N. Andrews Avenue
                                   Second Floor
                                   Ft.Lauderdale, FL 33309
                                          Attention: Chief Executive Officer
                                          Fax: 954-202-6160

                                   RELATIONSERVE ACCESS, INC.,
                                   a Delaware corporation, as a Grantor

                                   By: /s/
                                      -----------------------------------

                                   Name:_________________________________

                                   Title:________________________________

                                   ADDRESS FOR NOTICES:
                                   6700 N. Andrews Avenue
                                   Second Floor
                                   Ft.Lauderdale, FL 33309
                                         Attention:  President
                                         Fax: 954-202-6160

                                   FRIENDSAND, INC.,
                                   a Delaware corporation, as a Grantor

                                   By: /s/
                                      -----------------------------------

                                   Name:_________________________________

                                   Title:________________________________

                                   ADDRESS FOR NOTICES:
                                   6700 N. Andrews Avenue
                                   Second Floor
                                   Ft.Lauderdale, FL 33309
                                          Attention:  President
                                          Fax: 954-202-6160

                      SIGNATURE PAGE OF SECURITY AGREEMENT

AGENT:                             CHRISTIANA CORPORATE SERVICES, INC.,
                                   a Delaware corporation, as Agent

                                   By: /s/
                                      -----------------------------------

                                   Name:_________________________________

                                   Title:________________________________

                                         ADDRESS FOR NOTICES:
                                         1314 King Street
                                         Wilmington, DE 19801
                                         Attention: Corporate Trust
                                         Administration
                                         Fax: 301-421-9015

                     [SIGNATURE PAGE OF SECURITY AGREEMENT]